REIGN

SAPPHIRE CORPORATION



INVESTOR
DECK
February 2018

Forward Looking Statement

The purpose of this presentation is to provide an update on the business of Reign Sapphire Corporation, a Delaware corporation ("RSC", "Reign" or "RGNP"). These slides have been prepared as a presentation aid only and the information they contain may require further explanation and/or clarification. Accordingly, these slides and the information they contain should be read in conjunction with past and future announcements by Reign and should not be relied upon as an independent source of information. Please contact Reign for further information.

This presentation contains "forward-looking statements" within the meaning of the U.S. federal securities laws, which statements may include information regarding the plans, intentions, expectations, future financial performance, or future operating performance of Reign. Forward-looking statements are based on the expectations, estimates, or projections of management as of the date of this presentation. Although Reign's management believes these expectations, estimates, or projections to be reasonable as of the date of this presentation, forward-looking statements are inherently subject to significant business risks, economic and competitive uncertainties, or other contingencies, which could cause its actual results or performance to differ materially from what may be expressed or implied in the forward-looking statements. These statements, which express Reign management's current views concerning future events or results, are subject to inherent risks and uncertainties. Important factors that could cause Reign's actual results or performance to differ materially from the forward-looking statements include those set forth in the "Risk Factors" section in the Reign registration statement on Form S-1 on file with the Securities and Exchange Commission at www.sec.gov. Reign disclaims any intention or obligation to update or revise any forward-looking statements to reflect subsequent events and circumstances, except to the extent required by applicable law and you are urged to view all forward-looking statements contained in this presentation with caution.

Certain of the information in this presentation have been derived from publicly available sources that have not been independently verified. No representation or warranty is made as to the accuracy, completeness or reliability of the information.

This presentation should not be relied on as a recommendation or forecast by Reign. Nothing in this presentation should be construed as either an offer to sell or a solicitation of an offer to buy or sell shares of Reign in any jurisdiction.

Reign Sapphire Corporation

Ticker	RGNP
Founded	December 2014
Headquarters:	Los Angeles, California
Employees:	10
Legal Counsel	Bart & Associates
Auditor	Hall & Company
Share Outstanding	55,572,526
Float	4,085,000

4 distinct, niche, direct-to-consumer jewelry brands sharing central marketing and operational infrastructure

Reign Sapphires, Coordinates Collection, LeBloc Jewelry and ION Collection x Jen Selter

Custom Branded Jewelry

- Sustainably sourced
- Made in USA
- Personalized & made to order

Lean Operating Model

- Sales & Marketing Organization
- Just-in-time inventory strategy
- Scalable manufacturing capacity
- Tech & Data Driven
- Blockchain technology integration for conflict-free verification.
- ReignCoins - Cryptocurrency loyalty program

REIGN


34.0195°N 118.4912°W
CARIBBEAN SEA

The Reign Mission

Ethical and sustainable custom and branded jewelry, marketed through sophisticated digital initiatives direct to consumer sharing central marketing and operational infrastructure.

REIGN

The Reign Brands

LE BLOC

Say it in Bloc
Bracelets, necklaces, rings featuring your favorite letters and words

REIGN SAPPHIRES

Conflict free Australian Sapphires Jewelry
Aspirational luxury with clean, timeless, classic styles

COORDINATES° COLLECTION

Life's biggest moments fixed in time
Engraved location coordinates

ION COLLECTION

Athleisure jewelry brand
ION Collection x Jen Selter

Lean Operating Model

Reign's sales model builds and ships finished goods quickly

Direct to consumer

Low inventory
Made to order

Reign's sourcing model keeps expenses linked to order flow

Just in Time Delivery

Raw material expenses based only on current order volume
No long duration commodity risk

Production is variable based on demand

Flexible production scheduling

Capacity scalable 500% without increasing overhead



REIGN

Ethical Sourcing

Reign's customers value products that they can wear proudly from a company that shares their beliefs in human dignity and environmental stewardship

Member, American Gem Trading Association committed to fair trade and processing of gemstones

Supplier audits, inspections, spot checks

Processing in the USA and Asia



US Jewelry Market


9.8B Online
50B Retail


Gemstones
2%
98
%
Colored
Diamonds

Source: IBIS World December 2016

REIGN

Reign Personalized Jewelry

Understated elegance that connects consumers to people places and events with meaning in their lives

Wearable everyday

Quality craftsmanship & timeless designs



Reign Distribution

www.reignsapphires.com

www.coordinatescollection.com

www.leblocjewelry.com

www.ioncollection.com

US wholesale accounts include Nieman Marcus

UAE location in the Dubai Mall

Qatar location opening in the Vandome Mall in 2018

EU & UK online distribution agreement

REIGN SAPPHIRES COORDINATES® COLLECTION LE BLOC ION COLLECTION



REIGN

Virtual Retail Platform

Low Footprint Retail App + Virtual Point of Sale

The future of retail located in high traffic locations

Display case of samples

iPad

Drop ship right to customers

No inventory, no high cost square footage, part time salespersons



REIGN

Marketing Programs

Affiliate

Commission based sales

Influencer

Celebrity promotion & gifting

Email

Personalized campaigns & promotions

Digital Advertising

Keyword purchases, sponsored ads

Social Media

Instagram
Facebook
Twitter

Events and PR

Publicity & media outreach (Print & Digital)



REIGN

Successful Marketing with Affiliates


COORDINATES
COLLECTION

$45

Customer Acquisition Cost

4.7X

Return on Customer Acquisition Cost

$212

Average Order Value

Source: Q3 Pepperjam affiliate marketing report

REIGN

Successful Marketing with Influencers

$36

Customer Acquisition Cost

4.2X

Return on Customer Acquisition Cost

$153

Average Order Value

Source: Two Week Influencer Campaign Q3 2017

REIGN


Successful E-mail Marketing
$27
Customer Acquisition Cost
9.9X
Return on Customer Acquisition Cost
$264
Average Order Value
Source: Company Customer Data Q3 2017
REIGN

Influencers in Action



daniellagrace
Napa, California
Follow

daniellagrace No matter where I go, I always keep a piece of Barcelona, Tahoe & Maui with me.. 🐝Where's your favorite place? 🌎🌎🌎 #mycoordinates @coordinatescollection
~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~
use code: DANIELLAGRACE15 to get 15% off your custom bracelet

Load more comments

jamieallen Those bracelets are soo pretty!

cherryvanillapeppermint flying in from Kauai now, and I live in Tahoe! I feel ya babe, only left place to venture to is Barcelona

3ric4usa How long are you in Napa for?

carolinedeisler wow looks amazing babe!! Enjoyy😊😊

3,102 likes

MAY 3

REIGN
~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~


ioncollection
jenselter
Follow
jenselter Ay cyber Monday!
Load more comments
dr.larinkozly @tarek_masarweh toppp
itsjoudy Follow me plz :)
furs_caroline.nuage U look so amazing.. !
the_classy_issue_x So beautiful
luisdelgadomendez Hermosa figura
franco_ernesto21
allmans1 Rico
yung_stoney671 Her booty shrunk
matu_48
ramonazora great content on your account
engr_usman_ali_ Nice
sgbarbara
202,953 likes
6 DAYS AGO
Log in to like or comment.
ION
COLLECTION
9 posts
34.8K followers
36 following
Message
ION Collection X Jen Selter
Jewelry/Watches
Athleisure jewelry brand by Jen Selter | Collection drops December 2017. Follow for #GIVEAWAY announcements!
Followed by coordinatescollection and leblocjewelry

Sample E-mail Campaign


Legend Bracelet BOGO!
COORDINATES®
COLLECTION
bracelets · necklaces · rings · more
One for You, One for Mom
48 HOURS ONLY!
A LEGEND BRACELET
BOGO
40.9789° N 74.1171° W
40.9789° N 74.1171° W
Design two signature Legend bracelets and
get the 2nd on us with code:
ONEFORMOM
SHOP NOW »

REIGN

Media Coverage

THE HUFFINGTON POST

"The beloved blue stones, and colored gems in general, are in the midst of a resurgence, especially as engagement ring options"

WWD

"Ethically sourced in Australia and made in L.A., Reign Sapphires targets Millennials with unconventional designs featuring blue gemstones"

CNN

"Think of the Coordinates Collection bracelet as a modern day answer to the locket"

VOGUE

"5 Pretty Pieces of Jewelry You Need to Snag by 30"

REIGN

Instagram & Facebook Followers

15.9K	80K	5.2K	35.5K
@REIGNSAPPHIRES	@COORDINATES COLLECTION	@LEBLOCJEWELRY	@IONCOLLECTION

20.1K	26.5K
@REIGNSAPPHIRES	@COORDINATES COLLECTION

REIGN

Data Driven

Key Performance Indicators

Financial Metrics – Revenue, Margin
Order Volume
Products Sold
Average Order Value
Site Visits
Traffic Source
Conversion Rate
New vs. Repeat Customers

organic search
unknown
(not set)
direct
cpc - google
email
referral
instagram
facebook paid
display

Monthly Traffic Sources



Source: Glew.io Revenue Analytics – January 01, 2017 – December 31, 2017

REIGN


coordinates

Summary

- Reign's products are of certified origin, manufactured under guaranteed ethical and sustainable processes
- True multi-channel sales funnel
- Strong social media presence
- Digital marketing initiatives showing positive ROI
- Tech & Data driven
- Blockchain and Cryptocurrency integration
- Motivated management with large ownership position

REIGN